                                                                     Exhibit 4.9

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                          SHARES
 C 0
                                                    SEE REVERSE SIDE FOR CERTAIN
                                                    CONDITIONS AND RESTRICTIONS



                           AUTHENTIDATE HOLDING CORP.

               9,000 SHARES SERIES C CONVERTIBLE PREFERRED STOCK
                                 PAR VALUE $.10
                   SEE REVERSE SIDE FOR CERTAIN RESTRICTIONS.

 THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
     OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

This is to Certify that ________________________________________ is the owner of

________________________________________________________________________________

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                    SERIES C CONVERTIBLE PREFERRED STOCK OF

                           AUTHENTIDATE HOLDING CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:



_________________________                                _______________________
  SECRETARY/TREASURER                                            PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --as tenants in common             UNIF GIFT MIN ACT              Custodian
TEN ENT   --as tenants by the entireties                         -----------------------------
JT TEN    --as joint tenants with right of
            survivorship and not as tenants                       (Cust)              (Minor)
            in common                                            under Uniform Gifts to Minors
                                                                 Act
                                                                     -------------------------
                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

               CONVERSION INSTRUCTIONS

               To: Authentidate Holding Corp.
                   Office of President
                   2165 Technology Drive
   FOR             Schenectady, New York 12308

CONVERSION          The undersigned hereby irrevocably exercises the right to
               convert             shares of the Series C Convertible Preferred
   USE         Stock, represented by this Certificate into            shares of
               Common Stock of the Corporation in accordance with the provisions
  ONLY         of the Certificate of Incorporation of the Corporation
               Dated:
                                                  Signature
                                                           ---------------------

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
                                   NOTICE:  The signature in these instructions
                                            must correspond with the name as
                                            written upon the face of the
                                            Certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatever.

For Value Received,               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                    /
/                                    /

-------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-------------------------------------------------------------------------------
                                                                         Shares
-----------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------

                    -----------------------------------------------------------
                    THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE
          NOTICE: NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ----------------------
  THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17A6-14.

The Shares represented by this certificate and the common stock issuable upon conversion of this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and have been offered and sold only to persons outside the United States pursuant to an exemption from registration provided by Regulation S of the Securities Act. The holder of this certificate (and the common stock
issuable upon conversion), during the period of time commencing on          ,
2001 and expiring one year from such date, may not offer, sell, deliver or transfer such shares, directly or indirectly, in the United States or to, or for the benefit of, any U.S. Person (as such terms are defined in Regulation S under the Securities Act) unless such action is (A) pursuant to a registration statement which has been declared effective under the Securities Act, (B) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act in a transaction meeting the requirements of Rule 904 under the Securities Act, or
(C) pursuant to another available exemption from the registration requirements of Securities Act, and in each case only upon delivery of the company of such opinion of counsel, certificates, and/or other information reasonably required by the company to prove compliance with this paragraph. The holder of this security further agrees not to engage in any hedging transactions involving these securities, unless such transactions meet the requirements of and are in compliance with the Securities Act.